UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2019

BAR HARBOR BANKSHARES
(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400	04609-0400
82 Main Street	(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)
 Registrant’s telephone number, including area code:(207) 288-3314
 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On July 8, 2019, Bar Harbor Bank & Trust (the “Purchaser”), a Maine-chartered financial institution and wholly-owned subsidiary of Bar Harbor Bankshares (the “Company”), entered into a Purchase and Assumption Agreement (the “Purchase Agreement”) with People’s United Bank, National Association (the “Seller”). The Purchase Agreement provides for the acquisition by the Purchaser of eight bank branch facilities located in the State of Maine, in the cities and towns of Bangor, Brewer, Newport, Orono, Pittsfield, and Waterville, and the assumption of certain liabilities, including deposit liabilities, associated with such branches (such acquisition and assumption, the “Transaction”). The Purchaser expects to acquire approximately $111 million in loans and $284 million of assets under management, and assume approximately $287 million in deposits, each as of March 31, 2019, in connection with the Transaction. The Purchaser has agreed to pay to the Seller a deposit premium equal to 6.3%, as determined in accordance with the Purchase Agreement.
Consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including the receipt of all required regulatory approvals and specified third-party consents. The closing of the Transaction is expected to occur in the fourth quarter of 2019.
The Purchase Agreement contains customary representations, warranties and covenants of each party.
The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The representations, warranties and covenants made by the parties in the Purchase Agreement: (a) were made solely for the benefit of the parties to the Purchase Agreement; (b) are subject to limitations agreed upon by the contracting parties, including being qualified by a confidential disclosure schedule; (c) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters as facts; and (d) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on any representations, warranties or covenants contained in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, the Purchaser, the Seller or any of their respective subsidiaries or affiliates. Information concerning the subject matter of any of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 7.01    Regulation FD Disclosure.
On July 8, 2019, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein, announcing the Purchaser’s execution of the Purchase Agreement. The Company has prepared an investor presentation to provide additional information regarding the Transaction, a copy of which presentation is available on the Company’s website at https://www.bhbt.com/in-the-news and is furnished as Exhibit 99.2 hereto.
The information contained in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, will not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Forward Looking Statements
This report includes “forward looking statements” relating to the announced Transaction and future operations of the Company, which can be identified by the use of words such as “expect,” “believe,” “anticipate,” “future,” “may,” “could,” and other words of similar meaning in connection with a discussion of the proposed Transaction or future operating or financial performance or events. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ from those expressed in the forward looking statements. Risk factors relating both to the Transaction and the integration of the branch customers into Bar Harbor Bank and Trust after the completion of the Transaction include, without limitation:

•
Completion of the Transaction is dependent on, among other things, the ability of the parties to satisfy the conditions precedent and consummate the announced Transaction and to secure regulatory approvals and third-party consents, the timing of which cannot be predicted with precision at this point and which may not be satisfied or received at all.

•
The Transaction may be more expensive to complete than expected, and the anticipated benefits may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety, as a result of unexpected factors or events.

•
The integration of the Seller’s customers and operations into the Company, which will include conversion of data and information from the Seller’s operating systems to the Company’s operating systems, may take longer than anticipated or be more costly than anticipated or may have unanticipated adverse consequences.

•
The Company’s ability to achieve anticipated results from the Transaction is dependent on the state of the economic and financial markets going forward. Specifically, the Company may incur more credit losses from the acquired loan portfolio than expected, deposit costs or attrition may be greater than expected, and wealth management or treasury service income may be less than expected.

Additional risks and uncertainties that could cause the Company’s actual results to differ from those expressed in the forward looking statements are identified in its reports filed with the Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward looking statements included in this report are made only as of the date of this report, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Purchase and Assumption Agreement, dated July 8, 2019, by and between People’s United Bank, National Association, and Bar Harbor Bank & Trust*
99.1	Press Release issued by Bar Harbor Bankshares on July 8, 2019
99.2	Investor Presentation of Bar Harbor Bankshares dated July 8, 2019

* Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES

Date: July 8, 2019	By:	/s/ Caitlin Dunston

	Name:	Caitlin Dunston
	Title:	Corporate Clerk